Sale of Vessels	12 Months Ended
Dec. 31, 2015
Sale of Vessels
Sale of Vessels

19. Sale of Vessels

        During the year ended December 31, 2014, the Company sold five containerships Marathonas, Commodore, Duka, Mytilini and Messologi for gross sale consideration of $57.7 million. The Company realized a net gain on the sale of these vessels of $5.7 million and net sale proceeds of $50.6 million.

        During the year ended December 31, 2013, the Company sold nine containerships Komodo, Lotus, Kalamata, Hope, Elbe, Honour, Pride, Henry and Independence for gross sale consideration of $60.5 million. The Company realized a net loss on the sale of these vessels of $0.4 million and net sale proceeds of $52.9 million.

        The net gain/(loss) on sale of the vessels is separately reflected in the accompanying consolidated Statements of Operations. There were no vessel sales during the year ended December 31, 2015.